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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           August 2, 1995
                                                      ----------------------

                           Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in Charter)

Delaware                             1-7182                   13-2740599
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(State or Other                   (Commission             (I.R.S. Employer
Jurisdiction of                   File Number)            Identification No.)
Incorporation)

World Financial Center, North Tower, New York, New York        10281-1332
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code :       (212) 449-1000
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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events
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Filed herewith are (i) the Preliminary Unaudited Consolidated Balance Sheet as
of June 30, 1995 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co.") and
(ii) a statement setting forth the computation of ratios of earnings to fixed charges and combined fixed charges and preferred stock dividends derived from the preliminary unaudited consolidated information filed with the Securities and Exchange Commission on July 18, 1995.

During the three-month period ended June 30, 1995, ML & Co. repurchased in the open market 3.6 million shares of its common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits.
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          (12) Statement re:  computation of ratios

          (99) Additional exhibits

               (i) Preliminary Unaudited Consolidated Balance Sheet of ML & Co. as of June 30, 1995

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     MERRILL LYNCH & CO., INC.
                                                  ------------------------------
                                                           (Registrant)

                                                  By:    /s/ Joseph T. Willett
                                                       -------------------------
                                                         Joseph T. Willett
                                                         Senior Vice President,
                                                         Chief Financial Officer

Date:  August 2, 1995

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                                 EXHIBIT INDEX
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Exhibit No.             Description                                    Page
- -----------             -----------                                    ----

(12)                    Statement re: computation of ratios              5

(99)                    Additional exhibits

                        (i)  Preliminary Unaudited Consolidated          6
                             Balance Sheet of ML & Co. as of
                             June 30, 1995


                                       4